Exhibit 3.95

Form 205	Certificate of Formation Limited Liability Company	This space reserved for office use.
(Revised 01/06)
FILED
Return in duplicate to:		In the Office of the
Secretary of State		Secretary of State of Texas
P.O. Box 13697		FEB 08 2006
Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $300		Corporations Section

Article 1 – Entity Name and Type

The filing entity being formed is a limited liability company. The name of the entity is:

Lone Star A/C & Appliance Repair, LLC

The name must contain the words “limited liability company,” “limited company,” or an abbreviation of one of these phrases.

Article 2 — Registered Agent and Registered Office

(Select and complete either A or B and complete C)

☐       A.     The initial registered agent is an organization (cannot be entity named above) by the name of:

OR

☒      B.     The initial registered agent is an individual resident of the state whose name is set forth below:

Robert	A	White
First Name	M.I.	Last Name	Suffix

C.       The business address of the registered agent and the registered office address is:

2990 Richmond Ave, Ste 530	Houston	TX	77098
Street Address	City	State	Zip Code

Article 3—Governing Authority

(Select and complete either A or B and provide the name and address of each governing person.)

☐                                    A. The limited liability company will have managers. The name and address of each initial manager are set forth below.

☒                                  B. The limited liability company will not have managers. The company will be governed by its members, and the name and address of each initial member are set forth below.

NAME OF GOVERNING PERSON (Enter the name of either an individual or an organization, but not both.)
IF INDIVIDUAL

	Robert	A	White
	First Name	M.I.	Last Name	Suffix
OR
IF ORGANIZATION

Organization Name

ADDRESS OF GOVERNING PERSON

2990 Richmond Ave, Ste 530	Houston	TX	USA	77098
Street or Mailing Address	City	State	Country	Zip Code

4

NAME OF GOVERNING PERSON (Enter the name of either an individual or an organization, but not both.)
IF INDIVIDUAL

	First Name	M.I.	Last Name	Suffix

OR
IF ORGANIZATION

Organization Name

ADDRESS OF GOVERNING PERSON

Street or Mailing Address	City	State	Country	Zip Code

NAME OF GOVERNING PERSON (Enter the name of either an individual or an organization, but not both.)
IF INDIVIDUAL

	First Name	M.I.	Last Name	Suffix

OR
IF ORGANIZATION

Organization Name

ADDRESS OF GOVERNING PERSON

Street or Mailing Address	City	State	Country	Zip Code

Article 4 — Purpose

The purpose for which the company is formed is for the transaction of any and all lawful purposes for which a limited liability company may be organized under the Texas Business Organizations Code.

Supplemental Provisions/Information

Text Area: [The attached addendum, if any, is incorporated herein by reference.]

5

Organizer

The name and address of the organizer:

Robert White

Name

2990 Richmond Ave, Ste 530	Houston	TX	77098
Street or Mailing Address	City	State	Zip Code

Effectiveness of Filing (Select either A, B, or C.)

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ☐ This document takes effect upon the occurrence of the future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date:	02/08/06

/s/ [ILLEGIBLE]
Signature of organizer

6

Form 401	Statement of Change of Registered Office/Agent	This space reserved for office use.
(Revised 01/06)
FILED
Return in duplicate to:		In the Office of the
Secretary of State		Secretary of State of Texas
P.O. Box 13697		AUG 28 2006
Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 Filing Fee: See instructions		Corporations Section

Entity Information

The name of the entity is:

Lone star A/C & Appliance Repair, LLC

State the name of the entity as currently shown in the records of the secretary of state.

The file number issued to the filing entity by the secretary of state is: 800611084

The registered agent and registered office of the entity as currently shown on the records of the secretary of state are:
Robert A. White
2990 Richmond Ave Ste 530
Houston, TX 77098

Change to Registered Agent/Registered Office

The certificate of formation or registration is modified to change the registered agent and/or office of the filing entity as follows:

Registered Agent Change

(Complete either A or B, but not both. Also complete C if the address has changed.)

☐                 A. The new registered agent is an organization (cannot be entity named above) by the name of:

OR

☒               B. The new registered agent is an individual resident of the state whose name is:

Elizabeth	W.	Russell
First Name	M.I.	Last Name	Suffix

Registered Office Change

☒               C. The business address of the registered agent and the registered office address is changed to:

4231 Whitman	Houston	TX	77027
Street Address (No P.O. Box)	City	State	Zip Code

The street address of the registered office as stated in this instrument is the same as the registered

RECEIVED
AUG 28 2006
Secretary of State

agent’s business address.

Statement of Approval

The change specified in this statement has been authorized by the entity in the manner required by the BOC or in the manner required by the law governing the filing entity, as applicable.

Effectiveness Of Filing (Select either A, B, or C.)

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date:	8/25/06

/s/ [ILLEGIBLE]
General Manager
Signature and title of authorized person (see instructions)

4

05-102 (11-06/26) 3333 a T Code 13196 This report MUST be filed to satisfy franchise tax requirements c Taxpayer identification number d Report year TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT 12012787957 2007 Corporation name and address 1 4 e PIR / IND LONE STAR A/C & APPLIANCE REPAIR, LLC 2990 RICHMOND AVE, #530 Secretary of State file number or, if none, HOUSTON, TX 77098 Comptroller unchartered number g Item k on Franchise Tax 800611084 Please mark through any incorrect information, and type or print the correct information. Report, Form 05-142 The following information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection. Check here if there are currently no changes to the information preprinted in Section A of this report. Then, complete Sections Band C. *1204278795707* Corporation's principal office Please sign below! Officer and director information is reported as of the date a Public Information Report is completed. The 2990 RICHMOND AVE, #530, HOUSTON, TX 77098 information is updated annually as part of the franchise tax Principal place of business report. There is no requirement or procedure for supplementing the information as officers and directors change throughout 2990 RICHMOND AVE, #530, HOUSTON, TX 77098 the year. SECTION A. Name, title, and mailing address of each officer and director. NAME TITLE DIRECTOR Term expiration (mm-dd-yyyy) Robert A White Yes MAILING ADDRESS 2990 Richmond, #530 Houston TX 77098 NAME TITLE DIRECTOR Term expiration (mm-dd-yyyy) Yes MAILING ADDRESS NAME TITLE DIRECTOR Term expiration (mm-dd-yyyy) Yes MAILING ADDRESS NAME TITLE DIRECTOR Term expiration (mm-dd-yyyy) Yes MAILING ADDRESS NAME TITLE DIRECTOR Term expiration (mm-dd-yyyy) Yes MAILING ADDRESS SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company. Name of owned (subsidiary) corporation or limited liability company State of inc/organization Texas SOS file number Percentage Interest NONE Name of owned (subsidiary) corporation or limited liability company State of inc/organization Texas SOS file number Percentage Interest SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Name of owning (parent; corporation or limited liability company State of inc/organization Texas SOS file number Percentage Interest NONE Registered agent and registered office currently on file. (See instructions if you need to make changes) Agent: Elizabeth W Russell Check here if you need forms to Office: 4231 Whitman change the registered agent or Houston TX 77027 registered office information. I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this, or related, corporation or limited liability company. TXCA0601L 01/12/07 sign Officer director, or other authorized person Title Date Daytime phone (Area code and number) here [ILLEGIBLE] [ILLEGIBLE] 3/21/07 713 664 0200 EXT IN

FILED
Office of the Secretary of State	In the Office of the
Corporations Section	Secretary of State of Texas
P.O. Box 13697	OCT 24 2008
Austin, Texas 78711-3697	Corporations Section

ASSUMED NAME CERTIFICATE

FOR FILING WITH THE SECRETARY OF STATE

1.

The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is

Lone Star A/C & Appliance Repair, LLC

2.	The assumed name under which the business or professional service is or is to be conducted or rendered is
Lone star A/C Supply, LLC

3.	The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas and the address of its registered or similar office in that jurisdiction is
4231 Whitman Houston, TX 77027

4.	The period, not to exceed 10 years, during which the assumed name will be used is
10 Years

5.	The entity is a (check one):
A.
	☐ Business Corporation	☐ Non-Profit Corporation
	☐ Professional Corporation	☐ Professional Association
	☒ Limited Liability Company	☐ Limited Partnership
☐ Registered Limited Liability Partnership

B. If the entity is some other type business, professional or other association that is incorporated, please specify below (e.g., bank, savings and loan association, etc.)

6.

If the entity is required to maintain a registered office in Texas, the address of the registered office is 4231 Whitman Houston, TX 77027 and the name of its registered agent at such address is Elizabeth Russell

The address of the principal office (if not the same as the registered office) is

4124 Dayco Unit “B” Houston, TX 77092

RECEIVED
OCT 24 2008
Secretary of State

7.

If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is

8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”)
Harris, Montgomery, Fort Bend, Galveston

9.	The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document.

By	/s/ [ILLEGIBLE]
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity

NOTE

This form is designed to meet statutory requirements for filing with the secretary of state and is not designed to meet filing requirements on the county level. Filing requirements for assumed name documents to be filed with the county clerk differ. Assumed name documents filed with the county clerk are to be executed and acknowledged by the filing party, which requires that the document be notarized.

Form No. 503

Revised 9/99

00001094368 05-102 TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT (1-08/28) (To be filed by Corporations or Limited Liability Companies (LLCS)) Tcode 13196 This report MUST be filed to satisfy franchise tax requirements Taxpayer number Report year You have certain rights under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about 12042787957 2008 you. Contact us at: (512) 463-4600, or (800) 252-1381, toll free nationwide. Taxpayer name LONE STAR A/C & APPLIANCE REPAIR, LLC Mailing address Secretary of State file number 2911 ELLA LEE LANE or Comptroller file number City State ZIP Code Plus 4 HOUSTON TX 77019 800611084 Check box if there are currently no changes or additions to the information displayed in Section A of this report. Then complete Sections B and C. Entity's principal office 2911 ELLA LEE LANE, HOUSTON, TX 77019 Principal place of business 2911 ELLA LEE LANE, HOUSTON, TX 77019 Please sign below! Officer, director, and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year. 1204278795708 SECTION A. Name, title, and mailing address of each officer, director, or member. Name Title Director m m d d y y Term ROBERT A WHITE Yes expiration Mailing address City State ZIP Code 2990 RICHMOND #530 HOUSTON TX 77098 Name Title Director m m d d y y Term Yes expiration Mailing address City State ZIP Code Name Title Director mm d d y y Term Yes expiration Mailing address City State ZIP Code SECTION B. Enter the information required for each corporation or LLC, if any, in which this reporting entity owns an interest of ten percent (10%) or more. Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership NONE Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership SECTION C. Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this reporting entity. Name of owning (parent) corporation or limited liability company State of formation Texas SOS file number, it any Percentage Ownership NONE Registered agent and registered office currently on file. (See instructions it you need to make changes.) Check box if you need forms to change the registered agent Agent: ELIZABETH W RUSSELL or registered office information. Office: City State ZIP Code 4231 WHITMAN HOUSTON TX 77027 The above information is required by Section 171.203 of Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection. I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company. Sign [ILLEGIBLE] Title Date Area code and phone number here [ILLEGIBLE] 06/03/2008 [ILLEGIBLE] Texas Comptroller Official Use Only VE/DE PIR IND 1032

14536900002885686 **Filing Number: 800611084**

TX2009 Ver. 1.3 05-102 (Rev. 1-08/28) ■ Tcode 13196

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

(To be filed by Corporations or Limited Liability Companies (LLCS))
This report MUST be filed to satisfy franchise tax requirements

091132101057

■ Taxpayer number: 12042787957
■ Report year: 2009

***You have certain rights** under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about you. Contact us at: (512) 463-4600, or (800) 252-1381, toll free nationwide.*

Taxpayer name
LONE STAR A/C & APPLIANCE REPAIR, LLC

Mailing address
2990 RICHMOND AVE #530

City: HOUSTON | State: TX | ZIP Code: 77098 | Plus 4:

Secretary of State file number or Comptroller file number: 800611084

☐ Check box if there are currently no changes or additions to the information displayed in Section A of this report. Then complete Sections B and C.

Entity's principal office
2911 ELLA LEE LANE, HOUSTON, TX 77019

Principal place of business
2911 ELLA LEE LANE, HOUSTON, TX 77019

Please sign below! Officer, director, and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year.

1204278795709

SECTION A. *Name, title, and mailing address of each officer, director, or member.*

Name	Title	Director	Term expiration (m m d d y y)
ROBERT A WHITE		☐ Yes	
Mailing address	**City**	**State**	**ZIP Code**
2990 RICHMOND #530	HOUSTON	TX	77098
Name	**Title**	**Director**	**Term expiration (m m d d y y)**
		☐ Yes	
Mailing address	**City**	**State**	**ZIP Code**
Name	**Title**	**Director**	**Term expiration (m m d d y y)**
		☐ Yes	
Mailing address	**City**	**State**	**ZIP Code**

SECTION B. Enter the information required for each corporation or LLC, if any, in which this reporting entity owns an interest of ten percent (10%) or more.

Name of owned (subsidiary) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of Ownership
NONE			

SECTION C. Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this reporting entity.

Name of owning (parent) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage Ownership
NONE			

Registered agent and registered office currently on file. (See instructions if you need to make changes.)
Agent: ELIZABETH W RUSSELL

☐ Check box if you need forms to change the registered agent or registered office information.

Office: 4231 WHITMAN | City: HOUSTON | State: TX | ZIP Code: 77027

The above information is required by Section 171.203 of Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use addtional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company.

sign here ▶ [signature] | Title: Pres | Date: 4/15/09 | Area code and phone number:

Texas Comptroller Official Use Only

VE/DE ○ | PIR IND ○

1032

00006133148 Filing Number: 800611084 TX2010 TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT Ver. 1. 0 To be filed by Corporations, Limited Liability Companies (LLCS) and Financial Institutions 05-102 (9-09/29) This report MUST be filed to satisfy franchise tax requirements Tcode 13196 Taxpayer number Report year You have certain rights under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about you. 12042787957 2010 Contact us at: (512) 463-4600, or (800) 252-1381, toll free nationwide. Taxpayer name LONE STAR A/C & APPLIANCE REPAIR, LLC Mailing address Secretary of State file number or 2990 RICHMOND AVE, #545 Comptroller file number City State ZIP Code Plus 4 HOUSTON TX 77098 800611084 Check box if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, B and C. principal office 2990 RICHMOND AVE, #545, HUSTON, TX 77098 Principal place of business 2990 RICHMOND AVE, #545, HUSTON, TX 77098 Please sign below! Officer, director, and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors or members change throughout the year. 1204278795710 SECTION A Name, title, and mailing address of each officer, director, or member. Name Title Director m m d d y y Yes Term expiration Mailing address City State ZIP Code Name Title Director m m d d y y Yes Term expiration Mailing address City State ZIP Code Name Title Director m m d d y y Yes Term expiration Mailing address City State ZIP Code SECTION B. Enter the information required for each corporation or LLC, if any, in which this reporting entity owns an interest of ten percent (10%) or more. Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership SECTION C. Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this reporting entity. or limited liability company. Name of owning (parent) corporation or limited liability company State of formation Texas SOS file number, it any Percentage Ownership Registered agent and registered office currently on file. (See instructions it you need to make changes.) Check box if you need forms to change Agent: ELIZABETH W RUSSELL the registered agent or registered office information. Office: City State ZIP Code 4231 WHITMAN HOUSTON TX 77027 The above information is required by Section 171.203 of Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use addtional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection. I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company. Sign   [ILLEGIBLE] Title Date Area code and phone number here [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] Texas Comptroller Official Use Only VE/DE PIR IND 1032

00008972975 Filing Number: 800611084 TX2011 TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT Ver. 2. 0 To be filed by Corporations Limited Liability Companies (LLCS) and Financial Institutions 05.102 (9·09/29) This report MUST be filed to satisfy franchise tax requirements Tcode 13196 Taxpayer number Report year You have certain rights under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about you 12042787957 2011 Contact us at: (512) 463-4600, or (800) 252-1381, toll free nationwide. Taxpayer name LONE STAR A/C & APPLIANCE REPAIR, LLC Mailing address Secretary of State file number or 2990 RICHMOND AVE, #545 Comptroller file number City State ZIP Code Plus 4 HOUSTON TX 77098 800611084 Check box if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, Band C. principal office 2990 RICHMOND AVE, #545, HUSTON, TX 77098 Principal place of business 2990 RICHMOND AVE, #545, HUSTON, TX 77098 Please sign below! Officer, director, and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors or members change throughout the year. 1204278795711 SECTION A Name, title, and mailing address of each officer, director, or member. Name Title Director m m d d y y Yes Term expiration Mailing address City State ZIP Code Name Title Director m m d d y y Yes Term expiration Mailing address City State ZIP Code Name Title Director m m d d y y Yes Term expiration Mailing address City State ZIP Code SECTION B Enter the information required for each corporation or LLC, if any, in which this reporting entity owns an interest of ten percent (10%) or more. Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this reporting entity. or limited liability company Name of owning (parent) corporation or limited liability company State of formation Texas SOS file number, it any Percentage Ownership Registered agent and registered office currently on file. (See instructions it you need to make changes.) Check box if you need forms to change Agent: ELIZABETH W RUSSELL the registered agent or registered office information. Office: City State ZIP Code 4231 WHITMAN HOUSTON TX 77027 The above information is required by Section 171.203 of Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use addtional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection. I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company. sign   [ILLEGIBLE] Title Date Area code and phone number here [ILLEGIBLE] 3-18-11 [ILLEGIBLE] Texas Comptroller Official Use Only VE/DE PIR IND 1032

Form 401 Secretary of State P.O. Box 13697 Austin, TX 78711-3697 FAX: 512/463-5709 Filing Fee: See Instructions	Statement of Change of Registered Office/Agent	Filed in the Office of the Secretary of State of Texas Filing #: 800611084 07/13/2012 Document #: 430135000003 Image Generated Electronically for Web Filing

Entity Information

The name of the entity is :

Lone Star A/C & Appliance Repair, LLC

The file number issued to the entity by the secretary of state is: 800611084

The registered agent and registered office of the entity as currently shown on the records of the secretary of state are:

Elizabeth W Russell

4231 Whitman, Houston, TX, USA 77027

Change to Registered Agent/Registered Office

The following changes are made to the registered agent and/or office information of the named entity:

Registered Agent Change

☒A. The new registered agent is an organization by the name of:

CT Corporation System

OR

☐B. The new registered agent is an individual resident of the state whose name is:

Registered Office Change

☒C. The business address of the registered agent and the registered office address is changed to:

350 North St. Paul Street, Suite 2900, Dallas, TX, USA 75201

The street address of the registered office as stated in this instrument is the same as the registered agent’s business address.

Consent of Registered Agent

☐A. A copy of the consent of registered agent is attached.

☒B. The consent of the registered agent is maintained by the entity.

Statement of Approval

The change specified in this statement has been authorized by the entity in the manner required by the BOC or in the manner required by the law governing the filing entity, as applicable.

Effectiveness of Filing

☒A. This document becomes effective when the document is filed by the secretary of state.

☐B. This document becomes effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state. The delayed effective date is:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date:	July 13, 2012	Robert A. White, Managing Member
Signature of authorized person(s)

FILING OFFICE COPY

00012598621 Filing Number: 800611084 TX2012 TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT Ver. 3. 0 (To be filed by Corporations or Limited Liability Companies (LLCS) and Financial Institutions 05-102 (Rev.9·11/30) This report MUST be filed to satisfy franchise tax requirements Tcode 13196 Taxpayer number Report year You have certain rights under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about you. 12042787957 2012 Contact us at: (800) 252-1381 or (512) 463-4600. Taxpayer name LONE STAR A/C & APPLIANCE REPAIR, LLC Mailing address Secretary of State (SOS)file number or 1050 N. POST OAK RD, STE 240 Comptroller file number City State ZIP Code Plus 4 HOUSTON TX 77098 800611084 Check box if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, B and C. Principal office 1050 N POST OAK RD, STE 240, HOUSTON, TX 77055 Principal place of business 1050 N POST OAK RD, STE 240, HOUSTON, TX 77055 Please sign below! Officer, director, and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors or members change throughout the year. 1204278795712 SECTION A Name, title, and mailing address of each officer, director, or member. Name Title Director m m d d y y Yes Term expiration Mailing address City State ZIP Code Name Title Director m m d d y y Yes Term expiration Mailing address City State ZIP Code Name Title Director m m d d y y Yes Term expiration Mailing address City State ZIP Code SECTION B. Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of 10 percent or more. Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership SECTION C. Enter the information required for each corporation or LLC, if any, that owns an interest of 10 percent or more in this entity or limited liability company. Name of owning (parent) corporation or limited liability company State of formation Texas SOS file number, it any Percentage Ownership Registered agent and registered office currently on file. (See instructions it you need to make changes.) Check box if you need forms to Agent: ELIZABETH W RUSSELL change the registered agent or registered office information. Office: City State ZIP Code 4231 WHITMAN HOUSTON TX 77027 The above information is required by Section 171.203 of Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection. I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has Been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company. sign   [ILLEGIBLE] Title Date Area code and phone number here [ILLEGIBLE] 4/11/12 (713) 664-0200 Texas Comptroller Official Use Only VE/DE PIR IND 1032

Form 503	Assumed Name Certificate	This space reserved for office use.
(Revised 05/11)
FILED
Return in duplicate to:		In the Office of the
Secretary of State		Secretary of State of Texas
P.O. Box 13697		MAR 15 2013
Austin, TX 78711-3697
512 463-5555		Corporations Section
FAX: 512 463-5709
Filing Fee: $25

Assumed Name

1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: NRG HOME SERVICES

Entity Information

2. The legal name of the entity filing the assumed name is:

Lone Star A/C & Appliance Repair, LLC
State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.

3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☒ Limited Liability Company
☐ Nonprofit Corporation	☐ Limited Partnership
☐ Professional Corporation	☐ Limited Liability Partnership
☐ Professional Association	☐ Cooperative Association
☐ Other
Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.

4. The file number, if any, issued to the entity by the secretary of state is: 0801723017

5. The state, country, or other jurisdiction of formation of the entity is: TEXAS

6. The registered office or similar office address of the entity in its jurisdiction of formation is:

350 N. St. Paul Street
Street Address

Dallas	TX	USA	75201
City	State	Country	Zip or Postal Code

7. The entity’s principal office address in Texas is: (See instructions.)

1050 N. POST OAK RD. STE 240	HOUSTON	TX	77055
Street Address	City	Zip or Postal Code

8. The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

Street Address	City	State	Zip or Postal Code

4

Period of Duration

☒ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ 9b. The period during which the assumed name will be used is years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐ 9c. The assumed name will be used until (not to exceed 10 years).
mm/dd/yyyy

County or Counties in which Assumed Name Used

10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☒ All counties
☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date:	March 14, 2013

/s/ Gaetan Frotte
GAETAN FROTTE
Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

5

Form 424	Certificate of Amendment	This space reserved for office use
(Revised 01/06)
Return in duplicate to		FILED
Secretary of State		In the Office of the
P O Box 13697		Secretary of State of Texas
Austin, TX 78711-3697		MAY 09 2013
512 463-5555
FAX 512/463-5709		Corporations Section
Filing Fee See Instructions

Entity Information

The name of the filing entity is

Lone Star A/C & Appliance Repair, LLC
State the name of the entity as currently shown in the records of the secretary of state If the amendment changes the name of the entity, state the old name and not the new name

The filing entity is a (Select the appropriate entity type below)

☐ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☒ Limited Liability Company	☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is 800611084

The date of formation of the entity is February 8, 2006

Amendments

1 Amended Name
(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity The article or provision is amended to read as follows

The name of the filing entity is (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable

2 Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity The article or provision is amended to read as follows

RECEIVED
MAY 09 2013
Secretary of State

6

Registered Agent
(Complete either A or B, but not both Also complete C)

☒ A The registered agent is an organization (cannot be entity named above) by the name of CT Corporation System
OR
☐ B The registered agent is an individual resident of the state whose name is

First Name	M I	Last Name	Suffix

C The business address of the registered agent and the registered office address is
TX
Street Address (No P O Box)	City	State	Zip Code

3.   Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below If the space provided is insufficient, incorporate the additional text by providing an attachment to this form Please read the instructions to this form for further information on format

Text Area (The attached addendum if any, is incorporated herein by reference)

☐ Add each of the following provisions to the certificate of formation The identification or reference of the added provision and the full text are as follows

☒ Alter each of the following provisions of the certificate of formation The identification or reference of the altered provision and the full text of the provision as amended are as follows

The name of the Governing Organization is NRG Home Solutions LLC at 211 Carnegie Center Princeton, NJ 08540

☐ Delete each of the provisions identified below from the certificate of formation

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity

7

Effectiveness of Filling (Select either A, B or C)

A ☒ This document becomes effective when the document is filed by the secretary of state

B ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing The delayed effective date is

C ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time The 90th day after the date of signing is

The following event or fact will cause the document to take effect in the manner described below

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument

Date	05/07/2013
/s/ Jamey Seely

Signature and title of authorized person(s) (see instructions) Jamey Seely, Authorized Person

8

Filing Number: 800611084 TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT [ILLEGIBLE] 05-102 To be filed by Corporations and Limited Liability Companies (LLC) and Financial Institutions (9-09/29) This report MUST be signed and filed to satisfy franchise tax requirements Tcode 13196 Taxpayer number Report year You have certain rights under Chapter 552 and 559, Government Code, 1 2 0 4 2 7 8 7 9 5 7 2 0 1 3 to review, request, and correct information we have on file about you. Contact us at: (512) 463-4600, or (800) 252-1381, toll free nationwide. Taxpayer name LONE STAR A/C APPLIANCE REPAIR LLC Mailing address Secretary of State file number or 1050 N POST OAK RD STE 240 Comptroller file number City State ZIP Code Plus 4 HOUSTON TX 77055 0800611084 Blacken circle if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, Band C. Principal office I 1050 N POST OAK RD STE 240, HOUSTON, TX, 77055 Principal place of business 1050 N POST OAK RD STE 240, HOUSTON, TX, 77055 Officer, director and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year. SECTION A Name, title and mailing address of each officer, director or member. 1204278795713 Name Title Director m m d d y y ROBERT A WHITE GOVERNING YES Term expiration Mailing address City State ZIP code 1050 N POST OAK RD STE 240 HOUSTON TX 77055 Name Title Director m m d d y y YES Term expiration Mailing address City State ZIP code Name Title Director m m d d y y YES Term expiration Mailing address City State IZP code SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of ten percent (10%) or more. Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership NONE Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this entity or limited liability company. Name of owned (parent) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership NONE Registered agent and registered office currently on file. (See instructions if you need to make changes) Blacken circle if you need forms to change Agent: CT CORPORATION SYSTEM the registered agent or registered office information. Office: 350 NORTH ST PAUL STREET SUITE 290 City State ZIP Code DALLAS TX 75201 The above information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection. I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company. sign ROBERT A WHITE Title Date Area code and phone number here OVERNING MEMBE 09/06/2013 (713) 664-0200 Texas Comptroller Official Use only VE/DE PIRIND

Office of the Secretary of State	Filed in the Office of the
Corporations Section	Secretary of State of Texas
P.O. Box 13697	Filing #: 800611084 12/02/2013
Austin, Texas 78711-3697	Document #: 518876225608
(Form 408)	Image Generated Electronically

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.     The name of the entity represented is

Lone Star A/C & Appliance Repair, LLC

The entity’s filing number is 800611084

2.              The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

350 N. St. Paul Street, Suite 2900, Dallas, TX, 75201-4234

3.              The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

1999 Bryan St., Ste. 900, Dallas, TX, 75201 - 3136

4.              Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date:	12/02/2013

C T Corporation System

Name of Registered Agent

Marie Hauer

Signature of Registered Agent

FILING OFFICE COPY

00019291195 Filing Number: 800611084 2D5238 3.000 TX2013 Texas Franchise Tax Public Information Rep Ver. 4.0 05-102 To be filed by Corporations, Limited Liability Companies (LLC) and Financial nstitutions (Rev.9-11/30) This report MUST be signed and filed to satisfy franchise tax requirements Tcode 13196 Taxpayer number Report year You have certain rights under Chapter 552 and 559, Government Code, to review, request, and correct informnation we have on file about you. 12042787957 2013 Contact us at (800) 252-1381 or (512) 463-4600. Taxpayer name Lone star A/C & Appliance Repair, LLC, LLC Mailing address Secretary of State (SOS) file number or 211 Carnegie Center Drive Comptroller file number City Princeton State NJ ZIP Code 08540 Plus 4 0800611084 Check box if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, B and C. Principal office 211 Carnegie Center Drive Princeton NJ 08540 Principal place of business 1050 N. Post Oak Rd ste240 Houston TX 77055 Officer, director and member information is reported as of the date a Public Information Please Sign below! Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year. 1204278795713 SECTION A Name, title and mailing address of each officer, direct or member. Name Title Director m m d d y y Term Denise Wilson President YES expiration Mailing address City State ZIP code 211 Carnegie Center Drive Princeton NJ 08540 Name Title Director m m d d y y Term Gaetan Frotte Treasurer YES expiration Mailing address City State ZIP code 211 Carnegie Center Drive Princeton NJ 08540 Name Title Director m m d d y y Term Jamey Seely Secretary YES expiration Mailing address City State IZP code 211 Carnegie Center Drive Princeton NJ 08540 SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of 10 percent or more. Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of ownership Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of ownership SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of 10 percent or more in this entity or limited liability company. Name of owned (parent) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of ownership NRG Home Solutions LLC DE 0801729855 100.000 Registered agent and registered office currently on file, (see instructions if you need to make changes) Check box if you need forms to change Agent: CT Corporation system the registered agent or registered office information. Office: 350 North St.Paul Street Suite 2900 City Dallas State TX ZIP Code 75201 The above information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection. I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company. sign Title Date Area code and phone number here [ILLEGIBLE] V.P. Tax 11/14/2013 (609) 524-4500 Texas Comptroller Official Use Only VE/DE PIRIND 7002

00019291195

2D5238 3.000
TX2013
Ver. 4.0 05-102 (Rev.9-11/30)

■Tcode 13196

13326310259 7

Texas Franchise Tax Public Information Report

To be filed by Corporations, Limited Liability Companies (LLC) and Financial Institutions

This report MUST be signed and filed to satisfy franchise tax requirements

■ Taxpayer number: 12042787957

■ Report year: 2013

You have certain rights *under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about you. Contact us at (800) 252-1381 or (512) 463-4600.*

Taxpayer name: Lone Star A/C & Appliance Repair, LLC

Mailing address				Secretary of State (SOS) file number or Comptroller file number
211 Carnegie Center Drive				
City: Princeton	State: NJ	ZIP Code: 08540	Plus 4	0800611084

☐ Check box if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, B and C.

Principal office

Principal place of business

1204278795713

Please sign below! Officer, director and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year.

SECTION A Name, title and mailing address of each officer, director or member.

Name	Title	Director	Term expiration (m m d d y y)
Elizabeth McCormack	ASecretary	☐ YES	
Mailing address	**City**	**State**	**ZIP Code**
211 Carnegie Center Drive	Princeton	NJ	08540
Name	**Title**	**Director**	**Term expiration (m m d d y y)**
Bruce Chung	SRVP	☐ YES	
Mailing address	**City**	**State**	**ZIP Code**
211 Carnegie Center Drive	Princeton	NJ	08540
Name	**Title**	**Director**	**Term expiration (m m d d y y)**
Richard Mason	V.P.	☐ YES	
Mailing address	**City**	**State**	**ZIP Code**
211 Carnegie Center Drive	Princeton	NJ	08540

SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of 10 percent or more.

Name of owned (subsidiary) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of ownership
Name of owned (subsidiary) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of ownership

SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of 10 percent or more in this entity or limited liability company.

Name of owned (parent) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of ownership

Registered agent and registered office currently on file. *(see instructions if you need to make changes)*
Agent:

☐ Check box if you need forms to change the registered agent or registered office information.

Office:	City	State	ZIP Code

The above information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company.

sign here ▶	Title	Date	Area code and phone number

Texas Comptroller Official Use Only

VE/DE ☐ PIR IND ☐

7002

Form 503	Assumed Name Certificate	This space reserved office use.
(Revised 09/13)
FILED
Return in duplicate to:		In the Office of the
Secretary of State		Secretary of State of Texas
P.O. Box 13697		SEP 02 2014
Austin, TX 78711-3697
512 463-5555		Corporations Section
FAX: 512 463-5709
Filing Fee: $25

Assumed Name

1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: NRG Home

Entity Information

2. The legal name of the entity filing the assumed name is:

Lone Star A/C & Appliance Repair, LLC
State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.

3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation		☒ Limited Liability Company
☐ Nonprofit Corporation		☐ Limited Partnership
☐ Professional Corporation		☐ Limited Liability Partnership
☐ Professional Association		☐ Cooperative Association
☐ Other
Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.

4. The file number, if any, issued to the entity by the secretary of state is: 800611084

5. The state, country, or other jurisdiction of formation of the entity is: Texas

6. The entity’s principal office address is:

211 Carnegie Center
Street or Mailing Address

Princeton	NJ	USA	08540
City	State	Country	Postal or Zip Code

Period of Duration

☒ 7a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ 7b. The period during which the assumed name will be used is years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ 7c. The assumed name will be used until (not to exceed 10 years).
mm/dd/yyyy

County or Counties in which Assumed Name Used

8. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☒ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date:	September 2, 2014

/s/ Elizabeth McCormack

Elizabeth McCormack, Assistant Secretary
Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

00024137141 Filing Number: 800611084 3D5238 5.000 TX2014’ 05-102 Texas Franchise Tax Public Information Report Ver. 5.1 (Rev.9-13/32) To be filed by Corporations, Limited Liability Companies (LLC) and Financial Institutions This report MUST be signed and filed to satisfy franchise tax requirements Tcode 13196 Taxpayer number Report year You have certain rights under Chapter 552 and 559, Government Code, to review, request and correct information 12042787957 2014 we have on file about you. Contact us at 1-800-252-1381. Taxpayer name Lone star A/c & Appliance Repair, LLC Check box if the mailing address has changed. Mailing address Secretary of State (SOS) file number or 211 Carnegie Center Drive Comptroller file number City Princeton State NJ ZIP Code 08540 Plus 4 0800611084 Check box if there are currently no changes from previous year if no information is displayed, complete the applicable information in Sections A, B and C. nation in Sections A, B and C. Principal office 211 Carnegie Center Drive Princeton NJ 08540 Principal place of business 1050 N. Post Oak Rd Ste240 Houston TX 77055 Officer, director and manager information is reported as of the date a Public Information Please sign below! Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or managers change throughout the year. 1204278795714 SECTION A Name, title and mailing address of each officer, direct or or manager. Name Title Director m m d d y y YES Term Denise Wilson President expiration Mailing address 211 Carnegie Center Drive City Princeton State NJ ZIP Code 08540 Name Title Director m m d d y y YES Term Gaetan Frotte Treasurer expiration Mailing address 211 Carnegie Center Drive City Princeton State NJ ZIP Code 08540 Name Title Director m m d d y y YES Term Jamey Seely Secretary expiration Mailing address 211 Carnegie Center Drive City Princeton State NJ ZIP Code 08540 SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of 10 percent or more. Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of ownership Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of ownership SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of 10 percent or more in this entity or limited liability company. Name of owned (parent) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of ownership NRG Home £ Solutions LLC DE 0801729855 100.000 Registered agent and registered office currently on file (see instructions if you need to make changes) | Check box if you need forms to change Agent: CT Corporation System the registered agent or registered office information. 1999 Bryan St., Ste.900 City Dallas State TX ZIP Code 75201 The above information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A. 8. and C. if necessary. The information will be available for public inspection. declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or manager and who is not currently employed by this, or a related, corporation or limited liability company. sign Title Date Area code and phone number here V.P. Tax (6C 9) 524-4500 Texas Comptroller Official Use Only VE/DE PIR IND 7002

00024137141

3D5238 5.000

TX2014 05-102
Ver. 5.1 (Rev.9-13/32)

Texas Franchise Tax Public Information Report

To be filed by Corporations, Limited Liability Companies (LLC) and Financial Institutions

This report MUST be signed and filed to satisfy franchise tax requirements

143233417089

■ Tcode 13196

■ Taxpayer number: 12042787957

■ Report year: 2014

***You have certain rights** under Chapter 552 and 559, Government Code, to review, request and correct information we have on file about you. Contact us at 1-800-252-1381.*

Taxpayer name: Lone Star A/C & Appliance Repair, LLC			■ ☐ Check box if the mailing address has changed.	
Mailing address: 211 Carnegie Center Drive				Secretary of State (SOS) file number or Comptroller file number
City: Princeton	State: NJ	ZIP Code: 08540	Plus 4	0800611084

☐ Check box if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, B and C.

Principal office	
Principal place of business	

1204278795714

Please sign below! Officer, director and manager information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or managers change throughout the year.

SECTION A Name, title and mailing address of each officer, director or manager.

Name	Title	Director	Term expiration (m m d d y y)
Elizabeth McCormack	ASecretary	☐ YES	
Mailing address: 211 Carnegie Center Drive	City: Princeton	State: NJ	ZIP Code: 08540
Bruce Chung	SRVP	☐ YES	
Mailing address: 211 Carnegie Center Drive	City: Princeton	State: NJ	ZIP Code: 08540
Richard Mason	V.P.	☐ YES	
Mailing address: 211 Carnegie Center Drive	City: Princeton	State: NJ	ZIP Code: 08540

SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of 10 percent or more.

Name of owned (subsidiary) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of ownership

SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of 10 percent or more in this entity or limited liability company.

Name of owned (parent) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of ownership

Registered agent and registered office currently on file *(see instructions if you need to make changes)*
Agent:

☐ Check box if you need forms to change the registered agent or registered office information.

Office:	City	State	ZIP Code

The above information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or manager and who is not currently employed by this, or a related, corporation or limited liability company.

sign here	Title	Date	Area code and phone number

Texas Comptroller Official Use Only

VE/DE ☐ PIR IND ☐

7002

Form 424	Certificate of Amendment	This space reserved for office use.
(Revised 01/06)

Return in duplicate to:		FILED
Secretary of State		In the Office of the
P.O. Box 13697		Secretary of State of Texas
Austin, TX 78711-3697		JAN 23 2015
512 463-5555
FAX: 512/463-5709		Corporations Section
Filing Fee: See instructions

Entity Information

The name of the filing entity is:

Lone Star A/C & Appliance Repair, LLC
State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☒ Limited Liability Company	☐ Limited Partnership
The file number issued to the filing entity by the secretary of state is: 800611084
The date of formation of the entity is: February 8, 2006

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

NRG Home Services LLC

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

RECEIVED
JAN 23 2015
Secretary of State

Registered Agent
(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

C. The business address of the registered agent and the registered office address is:

TX
Street Address (No P.O. Box)	City	State	Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☐ Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

☐ Delete each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C)

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date:	January 23, 2015

Gaetan Frotte, Vice President and Treasurer
/s/ Gaetan Frotte
Signature and title of authorized person(s) (see instructions)

Form 509 (Revised 12/10) Submit with relevant filing instrument. Filing Fee: None	Consent to Use of Similar Name

(1)   NRG Home & Business Solutions LLC

Name of the entity or individual who holds the existing name on file with the secretary of state consents to the use of

(2)   NRG Home Services LLC

Proposed name

as the name of a filing entity or foreign filing entity in Texas for the purpose of submitting a filing instrument to the secretary of state. This consent does not authorize the use of the similar name in violation of a right of another under the Trademark Act of 1946, as amended (15 U.S.C. Section 1051 et seq.); Chapter 16 or 71, Business & Commerce Code; or common law.

(3)         The undersigned certifies to being authorized by the holder of the existing name to give this consent. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date:	January 23, 2015

		By:	NRG Home & Business Solutions LLC
Name of existing entity, if any (type or print)

801569963
File number of existing entity, if any

/s/ Lynne P. Wittkamp
Signature of Authorized Person

Lynne P. Wittkamp
Name of Authorized Person (type or print)

Assistant Secretary
Title of Authorized Person, if any (type or print)

2

Form 503 (Revised 09/13) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use. FILED In the Office of the Secretary of State of Texas FEB 04 2015 Corporations Section

Assumed Name

1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is:   NRG Home Services

Entity Information

2. The legal name of the entity filing the assumed name is:

NRG Home Services LLC

State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents,

if not filed with the secretary of state.

3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☒ Limited Liability Company
☐ Nonprofit Corporation	☐ Limited Partnership
☐ Professional Corporation	☐ Limited Liability Partnership
☐ Professional Association	☐ Cooperative Association
☐ Other
Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.

4. The file number, if any, issued to the entity by the secretary of state is: 800611084

5. The state, country, or other jurisdiction of formation of the entity is: Texas

6. The entity’s principal office address is:

211 CARNEGIE CENTER
Street or Mailing Address

Princeton	NJ	USA	08540
City	State	Country	Postal or Zip Code

Period of Duration

☒ 7a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ 7b. The period during which the assumed name will be used is             years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ 7c. The assumed name will be used until                                                      (not to exceed 10 years).

mm/dd/yyyy

RECEIVED
FEB 04 2015
Secretary of State

4

County or Counties in which Assumed Name Used

8. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☐ All counties

☐ All counties with the exception of the following counties:

☒ Only the following counties:  Dallas and Harris

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date:	02/02/2014

/s/ William Bleier

William Bleier, Authorized Person
Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

/s/ VictiAnn Owens

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
VictiAnn Owens, Notary Public
City of Philadelphia, Phila. County
My Commission Expires February 20, 2019

5

Form 503 (Revised 09/13) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use. FILED In the Office of the Secretary of State of Texas FEB 04 2015 Corporations Section

Assumed Name

1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is:   NRG Home

Entity Information

2. The legal name of the entity filing the assumed name is:

NRG Home Services LLC

State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents,

if not filed with the secretary of state.

3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☒ Limited Liability Company
☐ Nonprofit Corporation	☐ Limited Partnership
☐ Professional Corporation	☐ Limited Liability Partnership
☐ Professional Association	☐ Cooperative Association
☐ Other
Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.

4. The file number, if any, issued to the entity by the secretary of state is: 800611084

5. The state, country, or other jurisdiction of formation of the entity is: Texas

6. The entity’s principal office address is:

211 CARNEGIE CENTER
Street or Mailing Address

Princeton	NJ	USA	08540
City	State	Country	Postal or Zip Code

Period of Duration

☒ 7a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ 7b. The period during which the assumed name will be used is             years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ 7c. The assumed name will be used until                                                      (not to exceed 10 years).

mm/dd/yyyy

RECEIVED
FEB 04 2015
Secretary of State

4

County or Counties in which Assumed Name Used

8. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☐ All counties

☐ All counties with the exception of the following counties:

☒ Only the following counties:  Dallas and Harris

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date:	02/02/2014

/s/ William Bleier

William Bleier, Authorized Person
Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

/s/ VictiAnn Owens

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
VictiAnn Owens, Notary Public
City of Philadelphia, Phila. County
My Commission Expires February 20, 2019

5

Form 504 (Revised 05/11) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $10	Abandonment of Assumed Name Certificate	This space reserved for office use. FILED In the Office of the Secretary of State of Texas MAR 19 2015 Corporations Section

Assumed Name

1. The assumed name to be abandoned is:  Lone Star A/C Supply, LLC

2. The assumed name certificate was filed with the secretary of state on:   October 24, 2008

 mm/dd/yyyy

Entity Information

3. The legal name of the entity abandoning the assumed name is:

NRG Home Services LLC

State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of slate.

4. The file number, if any, issued to the entity by the secretary of state is:  800611084

5. The office address of the entity in its jurisdiction of formation is:

1050 N Post Oak road, Ste 240 Houston TX 77055

(Complete item 6 only when the entity is required by law to maintain a registered agent/registered office in Texas.

An entity required to complete item 6 does not complete item 7. See instructions.)

6a. The entity is required to maintain a registered office and agent in Texas. The address of its registered office in Texas is:

1999 Bryan St., Ste. 900 Dallas, TX 75201-3136USA

6b. The name of the registered agent at such address is:

CT Corporation System

6c. The address of the principal office of the entity (if not the same as 6a) is:

(Complete item 7 only if the entity is not required by law to maintain a registered agent/registered office In Texas.

Complete item 7c only if the entity is not organized under the laws of Texas. See instructions.)

7a. The entity is not required by law to maintain a registered agent/registered office in Texas. Its principal office address in Texas is:

RECEIVED
MAR 19 2015
Secretary of State

3

7b. The address of the entity’s principal place of business in Texas (if not the same as 7a) is:

7c. The entity is not organized under the laws of Texas. Its office address outside the state is:

County or Counties in which Assumed Name Filed

8. The assumed name being abandoned was filed on the following dates in the following counties:

Name of County	Date of Filing

Name of County	Date of Filing

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date:	3/19/2015

/s/ William Bleier

William Bleier
Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

4

00027574883 Filing Number: 800611084 4D5238 3.000 TX2015 05-102 Texas Franchise Tax Public Information Report Ver. 6.0 (Rev. 9-13/32) To be filed by Corporations, Limited Liability Companies (LLC) and Financial Institutions This report MUST be signed and filed to satisfy franchise tax requirements Tcode 13196 Taxpayer number Report year You have certain rights under Chapter 552 and 559, Government Code, to review, request and correct information 12042787957 2015 we have on file about you. Contact us at 1-800-252-1381. Taxpayer name NRG Home services LLC Check box if the mailing address has changed. Mailing address Secretary of State (SOS) file number or 211 Carnegie Center Drive Comptroller file number City State ZIP Code Plus 4 0800611084 Princeton NJ 08540 Check box if there are currently no changes from previous year, if no information is displayed, complete the applicable information in Sections A, B and C. Principal office 211 Carnegie Center Drive Princeton NJ 08540 Principal place of business 1050 N Post oak Rd ste240 Houston TX 77055 Officer, director and manager information is reported as of the date a Public Information Please sign below! Report is completed. The information is updated annually as part of the franchise tax report . There is no requirement or procedure for supplementing the information as officers, directors, or managers change throughout the year. SECTION A Name, title and mailing address of each officer, director or manager. 1204278795715 Name Title Director m m d d y y YES Term Denise Wilson President expiration Mailing address 211 Carnegie Center Drive City Princeton State NJ ZIP Code 08540 Name Title Director m m d d y y YES Term Gaetan Frotte Treasurer expiration Mailing address 211 Carnegie Center Drive City Princeton State NJ ZIP Code 08540 Name Title Director m m d d y y YES Term Jamey Seely Secretary expiration Mailing address 211 Carnegie Center Drive City Princeton State NJ ZIP Code 08540 SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of 10 percent or more. Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of ownership Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of ownership SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of 10 percent or more in this entity or limited liability company. Name of owned (parent) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of ownership NRG Home Solutions LLC DE 0801729855 100.000 Registered agent and registered office currently on file (see instructions if you need to make changes) Check box if you need forms to change Agent: CT Corporation System the registered agent or registered office information. Office: 1999 Bryan St., Ste.900 City Dallas State TX ZIP Code 75201 The above information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection. I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or manager and who is not currently employed by this, or a related, corporation or limited liability company. Sign [ILLEGIBLE] Title Date Area code and phone number here V.P. Tax 5/13/2015 (609) 524-4500 Texas Comptroller Official Use Only VE/DE PIR IND 7002

00027574883

4D5238 3.000

TX2015 05-102
Ver. 6.0 (Rev.9-13/32)

1515429021 50

Texas Franchise Tax Public Information Report

To be filed by Corporations, Limited Liability Companies (LLC) and Financial Institutions

This report MUST be signed and filed to satisfy franchise tax requirements

■ Tcode 13196

■ Taxpayer number	■ Report year
12042787957	2015

You have certain rights under Chapter 552 and 559, Government Code, to review, request and correct information we have on file about you. Contact us at 1-800-252-1381.

Taxpayer name: NRG Home Services LLC

■ ☐ Check box if the mailing address has changed.

Mailing address				Secretary of State (SOS) file number or Comptroller file number
211 Carnegie Center Drive				
City: Princeton	State: NJ	ZIP Code: 08540	Plus 4	0800611084

☐ Check box if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, B and C.

Principal office

Principal place of business

1204278795715

Please sign below! Officer, director and manager information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or managers change throughout the year.

SECTION A Name, title and mailing address of each officer, director or manager.

Name	Title	Director	Term expiration (m m d d y y)
Elizabeth McCormack	ASecretary	☐ YES	
Mailing address: 211 Carnegie Center Drive	City: Princeton	State: NJ	ZIP Code: 08540
Bruce Chung	SRVP	☐ YES	
Mailing address: 211 Carnegie Center Drive	City: Princeton	State: NJ	ZIP Code: 08540
Richard Mason	V.P.	☐ YES	
Mailing address: 211 Carnegie Center Drive	City: Princeton	State: NJ	ZIP Code: 08540

SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of 10 percent or more.

Name of owned (subsidiary) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of ownership

SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of 10 percent or more in this entity or limited liability company.

Name of owned (parent) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of ownership

Registered agent and registered office currently on file *(see instructions if you need to make changes)*
Agent:

☐ Check box if you need forms to change the registered agent or registered office information.

Office:	City	State	ZIP Code

The above information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or manager and who is not currently employed by this, or a related, corporation or limited liability company.

sign here ▶	Title	Date	Area code and phone number

Texas Comptroller Official Use Only

VE/DE ☐ PIR IND ☐

7002

Office of the Secretary of State	Filed in the Office of the
Corporations Section	Secretary of State of Texas
P.O. Box 13697	Filing #: 800611084 1/15/2016
Austin, Texas 78711-3697	Document #: 650664680005
(Form 503)	Image Generated Electronically for Web Filing

ASSUMED NAME CERTIFICATE

FOR FILING WITH THE SECRETARY OF STATE

1.   The assumed name under which the business or professional service is or is to be conducted or rendered is:

Reliant

2.   The name of the entity as stated in its certificate of formation, application for registration, or comparable document is:

NRG Home Services LLC

3.   The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is TEXAS and the address of its registered or similar office in that jurisdiction is:

1999 Bryan St., Ste. 900, Dallas, TX, USA 75201-3136

4.   The period, not to exceed 10 years, during which the assumed name will be used is : 10 year(s)

5.   The entity is a : Domestic Limited Liability Company (LLC)

6.   The entity’s principal office address in Texas is:

211 Carnegie Center, Princeton, NJ, USA 08540

7.   The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

8.   The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are:

ALL COUNTIES

9.   The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

NRG Home Services LLC
Name of the entity

By:	Deborah R. Fry, Assistant Secretary
Signature of officer, general partner, manager,
representative or attorney-in-fact of the entity

FILING OFFICE COPY

Office of the Secretary of State	Filed in the Office of the
Corporations Section	Secretary of State of Texas
P.O. Box 13697	Filing #: 800611084 1/15/2016
Austin, Texas 78711-3697	Document #: 650664680006
(Form 503)	Image Generated Electronically for Web Filing

ASSUMED NAME CERTIFICATE

FOR FILING WITH THE SECRETARY OF STATE

1.   The assumed name under which the business or professional service is or is to be conducted or rendered is:

Reliant Services

2.   The name of the entity as stated in its certificate of formation, application for registration, or comparable document is:

NRG Home Services LLC

3.   The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is TEXAS and the address of its registered or similar office in that jurisdiction is:

1999 Bryan St., Ste. 900, Dallas, TX, USA 75201-3136

4.   The period, not to exceed 10 years, during which the assumed name will be used is : 10 year(s)

5.   The entity is a : Domestic Limited Liability Company (LLC)

6.   The entity’s principal office address in Texas is:

211 Carnegie Center, Princeton, NJ, USA 08540

7.   The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

8.   The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are:

ALL COUNTIES

9.   The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

NRG Home Services LLC
Name of the entity

By:	Deborah R. Fry, Assistant Secretary
Signature of officer, general partner, manager,
representative or attorney-in-fact of the entity

FILING OFFICE COPY